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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              ---------------------

                                    FORM 8-K

                              ---------------------


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): March 7, 2001

                      -----------------------------------

                          GLOBAL CAPITAL PARTNERS INC.

             (Exact Name Of Registrant As Specified In Its Charter)

                      -----------------------------------


            DELAWARE                       0-26202               52-1807562
(State Or Other Jurisdiction Of    (Commission File Number)    (IRS Employer
 Incorporation Or Organization)                              Identification No.)


                         6000 Fairview Road, Suite 1410
                        Charlotte, North Carolina  28210
              (Address of principal executive offices) (Zip Code)

                                 (704) 643-8220
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

     MoneyZone.com announced that on March 7, 2001, they agreed with the holder of its 6% Convertible Debentures, Global Capital Partners Inc. (NASDAQ: GCAP), to convert the outstanding principal and interest balance of $2,471,559 into 8,448,990 of common stock of MoneyZone.com.

     Under the terms of the Convertible Debenture, Global Capital Partners Inc. was entitled to receive 9,886,236 shares of MoneyZone.com common stock. Under the terms of the Agreement, Global Capital Partners, Inc. converted the Debenture into 8,448,990 shares of MoneyZone.com's common stock. The remaining 1,437,246 shares due to Global Capital Partners Inc. were exchanged for the transfer and delivery to Global Capital Partners Inc. of all of the assets of MoneyZone.com, including without limitation, domain names, trademarks, loan processing software, logos and designs, and furniture and equipment.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)  EXHIBITS.

              (2.1)  Press Release of the Company dated March 20, 2001.
              (2.2) Letter Agreement between MoneyZone.com and Global Capital Partners Inc. dated as of March 7, 2001.




















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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                 GLOBAL CAPITAL PARTNERS INC.
                         (Registrant)



By:                   /s/ Kevin D. McNeil
        ----------------------------------------------
                        Kevin D. McNeil
        Executive Vice President, Treasurer, Secretary,
                  and Chief Financial Officer

Dated:  March 20, 2001
























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